                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)          JULY 20, 1998
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                    IMC HOME EQUITY LOAN OWNER TRUST 1998-4
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               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


   NEW YORK                       333-48429-02            BEING APPLIED FOR
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(STATE OR OTHER JURISDICTION      (COMMISSION             (IRS EMPLOYER
     OF INCORPORATION)            FILE NUMBER)            IDENTIFICATION NO.)


C/O THE CHASE MANHATTAN BANK
STRUCTURED FINANCE SERVICES
450 WEST 33RD STREET, NEW YORK, NY                            10001-2697
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(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                      (ZIP CODE)


REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE    (813) 984-8801


                                   NO CHANGE
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         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Item 5.       Other Events.

              On July 20, 1998 a scheduled distribution was made from the Trust to holders of the Notes. The information contained in the Trustee's Monthly Servicing Report for the month of June, 1998 dated July 20, 1998 attached hereto as Exhibit 19 is hereby incorporated by reference.

              In addition to the information included in the Trustee's Monthly Report, the gross servicing compensation paid to the Servicer and Subservicers for the month of June, 1998 was $63,213.91.

Item 7.       Financial Statements, Pro Forma Financial
              Information and Exhibits.

(a)           Not applicable

(b)           Not applicable

(c)           Exhibits.

 19. Trustee's Monthly Servicing Report for the month of June, 1998.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of l934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      By:   IMC SECURITIES, INC.,
                                            As Depositor

                                      By:   /s/ Thomas G. Middleton
                                            -----------------------------------
                                            Thomas G. Middleton
                                            President, Chief Operating Officer,
                                            Assistant Secretary and Director

                                      By:   /s/ Stuart D. Marvin
                                            -----------------------------------
                                            Stuart D. Marvin
                                            Chief Financial Officer

Dated: July 20, 1998

                                 EXHIBIT INDEX

Exhibit No. Description                                               Page No.

19.   Trustee's Monthly Servicing Report                                 6
      for the Month of June, 1998.